Pinnacle℠

FINANCIAL PARTNERS

Forbes

America's Most

TRUSTWORTHY

Companies

2012

Wunderlich Securities Bank Forum Terry Turner, President and CEO Harold Carpenter, EVP and CFO Memphis, Tennessee May 17, 2012 Exhibit 99.1

Forward-looking statements
Certain of the statements in this presentation may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of
1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. The words “expect,” “anticipate,” “goal,” “objective,”
“intend,” “plan,” “believe,” ”should,” “seek,” “estimate” and similar expressions are intended to identify such forward-looking statements, but other statements not based on historical information may also be considered forward-looking. All forward-looking statements are subject to risks, uncertainties and other factors that may cause the actual results, performance or achievements of Pinnacle Financial to differ materially from any results expressed or implied by such forward-looking statements. Such risks include, without limitation, (i) deterioration in the financial condition of borrowers resulting in significant increases in loan losses and provisions for those losses; (ii) continuation of the historically low, short-term interest rate environment; (iii) the inability of Pinnacle Financial to grow its loan portfolio in the Nashville-Davidson-Murfreesboro-Franklin MSA (“the
Nashville MSA”) and the Knoxville MSA; (iv) changes in loan underwriting, credit review or loss reserve policies associated with economic conditions, examination conclusions, or regulatory developments; (v) effectiveness of Pinnacle Financial’s asset management activities in improving, resolving or liquidating lower-quality assets; (vi) increased competition with other financial institutions; (vii) greater than anticipated adverse conditions in the national or local economies including the Nashville MSA and the Knoxville MSA, particularly in commercial and residential real estate markets; (viii) rapid fluctuations or unanticipated changes in interest rates; (ix) the results of regulatory examinations; (x) the development of any new market other than Nashville or Knoxville; (xi) a merger or acquisition; (xii) any matter that would cause Pinnacle Financial to conclude that there was impairment of any asset, including intangible assets; (xiii) the ability to attract additional financial advisors or to attract customers from other financial institutions and conversely, the inability to realize the economic benefits of newly hired financial advisors; (xiv) the impact of governmental restrictions on and discretionary regulatory authority over entities participating in the Capital Purchase Program (the “CPP”)
of the U.S. Department of the Treasury (the “U.S. Treasury”); (xv) further deterioration in the valuation of other real estate owned and increased expenses associated therewith; (xvi) inability to comply with regulatory capital requirements or to secure any required regulatory approvals for capital actions, including redemption of the remaining preferred shares sold to the U.S. Treasury that are outstanding; and, (xvii) changes in state and federal legislation, regulations or policies applicable to banks and other financial service providers, including regulatory or legislative developments arising out of current unsettled conditions in the economy, including implementation of the Dodd-Frank Wall Street Reform and
Consumer Protection Act (the “Dodd-Frank Act”). A more detailed description of these and other risks is contained in “Item 1A. Risk Factors” of the
Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 2, 2012 and most recent quarterly reports on Form 10-Q filed with the Securities and Exchange commission on May 4, 2012. Many of such factors are beyond Pinnacle Financial’s ability to control or predict, and readers are cautioned not to put undue reliance on such forward-looking statements. Pinnacle Financial disclaims any obligation to update or revise any forward-looking statements contained in this release, whether as a result of new information, future events or otherwise.
Safe Harbor Statements

•
High-growth, one bank holding company
•
Headquartered in Nashville, TN
•
Denovo in Nashville in October 2000
•
Purely organic growth thru March 2006
•
Two in-market acquisitions in March 2006
and November 2007
•
Denovo in Knoxville in April 2007
Company Profile –
Chapter 1 (2000-2008)

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
1-01 2-01 3-01 4-01 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 1-05 2-05 3-05 4-05 1-06 2-06 3-06 4-06 1/07 2/07 3/07 4/07 1/08 2/08 3/08 4/08

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
1-01 2-01 3-01 4-01 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 1-05 2-05 3-05 4-05 1-06 2-06 3-06 4-06 1/07 2/07 3/07 4/07 1/08 2/08 3/08 4/08

0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
-0.05%
-0.10%
1-01 2-01 3-01 4-01 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 1-05 2-05 3-05 4-05 1-06 2-06 3-06 4-06 1/07 2/07 3/07 4/07 1/08 2/08 3/08 4/08

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
1-01 2-01 3-01 4-01 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 1-05 2-05 3-05 4-05 1-06 2-06 3-06 4-06 1/07 2/07 3/07 4/07 1/08 2/08 3/08 4/08

$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
1-01 2-01 3-01 4-01 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 1-05 2-05 3-05 4-05 1-06 2-06 3-06 4-06 1/07 2/07 3/07 4/07 1/08 2/08 3/08 4/08

0.30%
0.25%
0.20%
0.15%
0.10%
0.05%
0.00%
-0.05%
-0.10%
1-01 2-01 3-01 4-01 1-02 2-02 3-02 4-02 1-03 2-03 3-03 4-03 1-04 2-04 3-04 4-04 1-05 2-05 3-05 4-05 1-06 2-06 3-06 4-06 1/07 2/07 3/07 4/07 1/08 2/08 3/08 4/08

PNFP Successfully Moved Quality Share from Large Regionals Company Profile – Chapter 1 (2000-2008) Loans Deposits Net Charge-off’s Avg. net charge- off rate of 0.05%

70%
60%
50%
40%
30%
20%
10%
0%
64.9%
5.0%
59.7%
10.4%
59.6%
16.9%
54.8%
21.2%
57.5%
19.6%
2004
2005
2006
2007
2008
Commercial Mortgage and C&I
Construction and Development

Pinnacle FINANCIAL PARTNERS

70%
60%
50%
40%
30%
20%
10%
0%
64.9%
5.0%
59.7%
10.4%
59.6%
16.9%
54.8%
21.2%
57.5%
19.6%
2004
2005
2006
2007
2008
Commercial Mortgage and C&I
Construction and Development

Pinnacle Financial Partners

Acquisitions Significantly Altered Loan Mix to C&D Company Profile – Chapter 1 (2000-2008)

• Aggressively dealing with credit issues • Building core earnings capacity Company Profile – Chapter 2 (2009-2011) Primary Priorities

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Pinnacle
FINANCIAL PARTNERS

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Pinnacle FINANCIAL PARTNERS

Linked Qtr Change Quarterly Year
over Year
Change
Total loans 1.4% 3.7%
C&I and owner occupied CRE loans 2.5% 11.1%
Noninterest bearing deposits 5.5% 24.4%
Net interest income 28.7% 13.6%
Net interest margin 2.2% 9.7%
Noninterest income excl. securities gains 2.5% 15.9%
Gain on mortgage loan sales, net 2.2% 145.2%
Wealth management revenues 20.6% 13.5%
Total revenue excl. securities gains 0.9% 10.9%
Priority: Build the Core Earnings Capacity of the Firm

First Quarter 2012 Highlights

↓	↓	
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	↓	↓	
	↓	↓	
	↓	↓	
	↓	↓	

Pinnacle Financial Partners

Linked Qtr
Decrease
Year over
Year
Decrease
Consecutive
Qtrs. of
Progress
Credit losses (NCO’s + ORE expense) (21.1%) (40.9%) 7
NPLs (10.5%) (43.9%) 8
NPAs (12.2%) (41.9%) 7
Classified Loans (9.6%) (30.7%) 7
Potential problem loans (3.1%) (27.3%) 7
C&D exposure (2.7%) (6.3%) 12
Priority: Aggressively Deal with Credit Issues

First Quarter 2012 Highlights

Past Due Loans are Low and Continue to Decline
Aggressively Dealing with Credit Issues
(*) > 30 days past due
(000’s)
March 31,
2012
As a %
of total
loans
December 31,
2011
As a %
of total
loans
Past Due Loans (*)
Managed by special assets:
Nonaccrual loans $21,443 0.64% $22,339 0.68%
Accruing loans 7,599 0.23% 7,437 0.23%
Managed by relationship managers:
Accruing loans
3,663 0.11% 4,505 0.14%
Total past due $32,705 0.98% $34,281 1.05%

ORE Expense
Net Charge-Offs
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$7,874
$7,146
$4,334
$9,726
$3,826
$8,605
$5,079
$5,732
$4,193
$6,335
$4,676
$3,630
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

Pinnacle FINANCIAL PARTNERS

ORE Expense
Net Charge-Offs
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
$7,874
$7,146
$4,334
$9,726
$3,826
$8,605
$5,079
$5,732
$4,193
$6,335
$4,676
$3,630
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

Pinnacle
FINANCIAL PARTNERS

10 Aggressively Dealing with Credit Issues Credit Losses Continue to Decline

$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Total Nonperforming Loans (000's)
$131,381
$118,331
$103,127
$80,863
$76,368
$59,727
$54,640
$47,855
$42,852
68.5%
166.6%
160%
140%
120%
100%
80%
60%
40%
20%
0%
Allowance to NPL's
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Nonperforming Loans
Allowance to NPL's

$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
Total Nonperforming Loans (000's)
$131,381
$118,331
$103,127
$80,863
$76,368
$59,727
$54,640
$47,855
$42,852
68.5%
166.6%
160%
140%
120%
100%
80%
60%
40%
20%
0%
Allowance to NPL's
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Nonperforming Loans
Allowance to NPL's

Pinnacle
FINANCIAL PARTNERS

Allowance Coverage Increases as NPLs Decline 11 Aggressively Dealing with Credit Issues

NPA Inflows and Dispositions (000's)
NPA Actual Balances
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
$140,471
$76,871
$37,251
$33,461
$38,693
$29,517
$32,256
$25,320
$25,885
$25,358
$18,447
$17,535
$19,685
$14,274
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
NPA Dispositions
NPA inflows
NPA Actual Balances

Pinnacle FINANCIAL PARTNERS

$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$0
NPA Inflows and Dispositions (000's)
$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$0
NPA Actual Balances
$140,471
$76,871
$37,251
$33,461
$38,693
$29,517
$32,256
$25,320
$25,885
$25,358
$18,447
$17,535
$19,685
$14,274
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
NPA Dispositions
NPA inflows
NPA Actual Balances

Pinnacle FINANCIAL PARTNERS

NPA inflows decrease consistent with NPAs 12 Aggressively Dealing with Credit Issues

(*) ORE dispositions > $250,000 from  4/1/11 thru 3/31/12
excluding partial sales

ORE Dispositions
(*) thru
March 31, 2012
ORE Balance at
March 31, 2012
Loan balances prior to charge
offs 100.0% 100.0%
Charge off’s prior to foreclosure 22.3% 21.7%
Balance @ foreclosure 77.7% 78.3%
Valuation losses while in ORE 10.7% 22.6%
Balance in ORE 67.0% 55.7%
Loss on disposition 5.5%
Net realized 61.5%
Aggressively Dealing with Credit Issues
OREO Valuations Remain Below Actual Results

(1) Market indications are that property will liquidate within 6 months
(2) Various properties with reasonable activity or anticipated absorption such that liquidation should be realized within 24 months
(3) Other properties likely requiring a speculative investor with longer-term workout potential

Aggressively Dealing with Credit Issues
OREO Disposition Plans Suggest Limited Unresolved Issues
(dollars in thousands) Balances
March 31,
2012
Near-term
liquidation
(1)
Active
Projects
(2)
Other
Properties
(3)
ORE categories:
New home construction/condo’s $      371  159 212 -
Developed lots 6,419 1,310 3,741 1,368
Undeveloped land 20,527 1,078 15,075 4,374
Other 6,701 5,152 1,483 66
Total ORE $ 34,018 7,699 20,511 5,808

(in millions)
Net Interest Income
$40
$39
$38
$37
$36
$35
$34
$36.0
$37.8
$38.4
$39.3
$39.5
1Q11
2Q11
3Q11
4Q11
1Q12

Net Interest Margin Trend
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.25%
3.23%
3.23%
3.29%
3.40%
3.55%
3.60%
3.65%
3.74%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

Net Interest Income
(in millions)
$40
$39
$38
$37
$36
$35
$34
$36.0
$37.8
$38.4
$39.3
$39.5
1Q11
2Q11
3Q11
4Q11
1Q12

Net Interest Margin Trend
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.25%
3.23%
3.23%
3.29%
3.40%
3.55%
3.60%
3.65%
3.74%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

Pinnacle FINANCIAL PARTNERS

15 Building Core Earnings Capacity Net Interest Margin Continues Significant Expansion Key Margin Drivers: • Higher loan volumes • Reduced funding costs • NPA resolutions

1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
1.43%
3.25%
3.23%
3.23%
3.29%
3.40%
3.55%
3.60%
3.65%
3.74%
0.54%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
NIM
Deposit COF

Pinnacle FINANCIAL PARTNERS

1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
3.80%
3.70%
3.60%
3.50%
3.40%
3.30%
3.20%
3.10%
3.00%
2.90%
2.80%
1.43%
3.25%
3.23%
3.23%
3.29%
3.40%
3.55%
3.60%
3.65%
3.74%
0.54%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
NIM
Deposit COF

Pinnacle FINANCIAL PARTNERS

16 Building Core Earnings Capacity Reduction in Cost of Deposits is Driving Margin Expansion

4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Treasury Margin
Customer Margin
Net Interest Margin

Pinnacle FINANCIAL PARTNERS

4.50%
4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Treasury Margin
Customer Margin
Net Interest Margin

Pinnacle FINANCIAL PARTNERS

•
Continued decline in our
cost of funds help to
drive up customer and
overall margins
•
Loan volume growth key
to deployment of low-
cost funding resulting in
margin expansion
•
Treasury margin down
slightly due to mix
changes and modest rise
in LIBOR indexed funding
Margin Improvement is Built on Success with Clients
Building Core Earnings Capacity

• CD repricing opportunities - $148mm in Client CD’s maturing over next three months.  Goal at renewal should be below or near average first quarter renewal rate (0.57%).

Average Renewal Rates
Client CD’s – Avg. Rate
(%)
4
th
Quarter 2010 1.18%
1
st
Quarter 2011 1.08%
2
nd
Quarter 2011 1.02%
3
rd
Quarter 2011 0.73%
4
th
Quarter 2011 0.65%
1
st
Quarter 2012 0.57%
2
nd
Quarter 2012 Avg Maturing CD Rates 1.04%
Building Core Earnings Capacity
COF Reduction Opportunities Remain in Maturing CDs

• MMDA pricing opportunities - $228mm in MMDA accounts with current rates above 1.00%.  Target rate should approximate 0.40% -
0.60%.

Avg Quarterly
MMDA Rates
Quarterly
Reduction
4
th
Quarter 2010 1.21% 0.15%
1
st
Quarter 2011 1.04% 0.17%
2
nd
Quarter 2011 0.95% 0.09%
3
rd
Quarter 2011 0.81% 0.14%
4
th
Quarter 2011 0.65% 0.16%
1
st
Quarter 2012 0.53% 0.12%
Continuing MMDA Rate Reduction Opportunity
5 – 10bp
Building Core Earnings Capacity
COF Reduction Opportunities Remain in MMDAs

Building Core Earnings Capacity
Adjusted PTPP Expands 28.7% in 1Q12 over the same period prior year
(000’s) 1Q12 4Q11 3Q11 2Q11 1Q11 4Q10
Net interest income $39,504 $39,293 $38,356 $37,795 $36,020 $36,056
Total noninterest income 9,949 9,727 10,080 9,809 8,324 8,666
Total revenue 49,453 49,020 48,436 47,604 44,344 44,722
Total noninterest expense 35,820 34,374 35,676 34,357 34,701 36,452
Pre-tax, pre-provision income 13,633 14,646 12,761 13,247 9,643 8,270
Adjustments to PTPP:
(Gains) losses on sale of
securities
(114) (133) (377) (610) 159 -
Other real estate expenses 4,676 4,193 5,079 3,826 4,334 7,874
Adjusted PTPP $18,195 $18,706 $17,462 $16,463 $14,136 $16,145

Company Profile – Chapter 3 (2011 forward) • Growing balance sheet volumes • Continuing trends • Expanding capacity • Healthy markets • Expanding the margin • Redeeming the remainder of TARP

DDA Average Balances (in millions)
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$496
$504
$534
$576
$595
$629
$672
$706
$702
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

Pinnacle
FINANCIAL PARTNERS

DDA Average Balances (in millions)
$750
$700
$650
$600
$550
$500
$450
$400
$350
$300
$496
$504
$534
$576
$595
$629
$672
$706
$702
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Pinnacle
FINANCIAL PARTNERS

Growing Balance Sheet Volumes
Positive DDA Trends Reflect an Ability to Gain Clients
• Avg. account balances of
DDAs  are $17k per
account compared to
$17k last 3/31
• Number of accts up by
17% since March 31,
2011.

Net Quarterly Loan Growth
(000's)
$100
$50
$0
-$50
-$100
-$150
-$200
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

Pinnacle
FINANCIAL PARTNERS

Net Quarterly Loan Growth (000's)
$100
$50
$0
-$50
-$100
-$150
-$200
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

23 Growing Balance Sheet Volumes Growth Continues in Net Loan Volumes

$100
$50
$0
-$50
-$100
-$150
-$200
$ in thousands
-$55
$(84)
$68
$47
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Loan Growth (excl. foreclosures and other NPL dispositions)
Loan Growth, net

Pinnacle FINANCIAL PARTNERS

$100
$50
$0
-$50
-$100
-$150
-$200
$ in thousands
-$55
$(84)
$68
$47
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12
Loan Growth (excl. foreclosures and other NPL dispositions)
Loan Growth, net

Pinnacle Financial Partners

Growing Balance Sheet Volumes 24 NPL disposition impact on net loan growth decreasing

# of Advisors	Loans	Deposits
Current Advisors	109	$900 million	$700 million
Recent Hires	11	$375 million	$200million
Total	120	$1.275 billion	$900million

Pinnacle FINANCIAL PARTNERS

# of Advisors	Loans	Deposits
Current Advisors	109	$900 million	$700 million
Recent Hires	11	$375 million	$200million
Total	120	$1.275 billion	$900million

Pinnacle FINANCIAL PARTNERS

Enhancing our Capacity for Growth
• Existing advisors should consolidate owners and employees of current business clients totaling $100 million in loans and $150 million in deposits.
• Existing advisors are now in a position to continue the consolidation of previous clients approximating
$800 million in loans and $550 million in deposits.
• Recent hires should:
– Consolidate previous clients totaling $100 million in loans and $100 million in deposits.
– Build an indirect lending portfolio totaling $100 million in loans.
(*) As of May, 2012.  Originally disclosed on January 17, 2012.

Existing and New Advisors Have Capacity to Take Share (*)

Enhancing our Capacity for Growth
“Pinnacle Financial Partners has recruited another experienced local lender, this one from Bank of America, as part of a big talent push launched last spring. His hiring comes a few weeks after Pinnacle scooped up a former SunTrust executive to
market to law firms. The $5 billion downtown-based bank also has since the summer recruited senior lenders from JPMorgan,
First Tennessee and others as part of a market-share push
reminiscent of its early growth days.”
Nashville Post
April 16, 2012

Expanding the margin

Longer Term Potential Margin Expansion Opportunities Exist
1Q 2012 Net Interest Margin 3.74%
Opportunities:
1.  Loan growth 0.01% to 0.02%
2.  Continued reduction in COF 0.03% to 0.05%
3. NPA resolution
0.01% to 0.03%
Potential Margin Range 3.79% to 3.84%
Notes:
1. $200-$300 million increase in loan volumes at current market loan yields.
2. Considers a COF to a range of 0.55% to 0.60%.
3. Excluding impact of reversed interest, considers reduction in NPA levels to 1.50% of loans and
ORE at spread of 2.50% to 4.00% on performing assets.

USA SA Nonfarm payrolls
(000's - thru Mar. 2012)
138,000
(6.3%)
(3.8%)
132,800
129,250

Nashville MSA
Nonfarm Payrolls - SA (thru Feb. 2012)
768,600
(0.9%)
761,300
(6.5%)
719,000

Knoxville MSA
Nonfarm Payrolls - SA (thru Feb. 2012)
337,700
335,900
(0.5%)
(6.0%)
317,200

Pinnacle
FINANCIAL PARTNERS

USA SA Nonfarm payrolls
(000's - thru Mar. 2012)
138,000
(6.3%)
(3.8%)
132,800
129,250

Nashville MSA
Nonfarm Payrolls - SA (thru Feb. 2012)
(6.5%)
(0.9%)
719,000

Knoxville MSA
Nonfarm Payrolls - SA (thru Feb. 2012)
337,700
(6.0%)
(0.5%)
335,900
317,200

Pinnacle
FINANCIAL PARTNERS

•
USA job recovery of jobs lost since peak
in early 2008 has amounted to almost
40.5%.
•
Nashville and Knoxville have almost
replaced jobs lost.
Healthy Markets

Source: BERC – MTSU & Bureau of Labor Statistics
Nashville’s and Knoxville’s Job Recovery Outpaces the Nation

Strong Capital Should Eliminate or Limit Common Dilution

Redeeming the Remainder of TARP
March 31,
2012
December 31,
2011
Tangible common equity 8.8% 8.4%
Tangible common to risk weighted
assets 10.3% 10.3%
Tier 1 leverage 11.7% 11.4%
Tier 1 risk based capital 14.0% 13.8%
Total risk based capital 15.5% 15.3%
Tangible Common Book Value per
Common Share $11.50 $11.33
• PNFP maintains $41.3
million in cash at the bank
holding company as of year
end.
• The Bank’s dividend
capacity based on the last
two years of results is
$30.0 million.
• The Bank’s dividend
capacity in order to
maintain 8% leverage and
12% total risk based capital
is $81 million.

Redeeming the Remainder of TARP

At March 31 Tier 1 Capital
$’s
Tier 1 Leverage
%
Total Risk
Based-Capital
$’s
Total RBC %
PNFP capital $533,859 11.68% $590,859 15.45%
Less:  TARP (71,250) (71,250)
Pro Forma capital 462,609 10.12% 519,609 13.55%
(#) Per SNL, Publicly held TARP redeemers reporting leverage and/or total RBC ratio as of December 31, 2011 includes
SBLF refinance transactions
Strong Capital Should Eliminate or Limit Common Dilution
Peer Comparisons (as of December 31, 2011) (#)
Leverage Ratio Total RBC
Median of approx. 160 TARP redeemers 10.1% 15.7%
PNFP pro forma ratio per above 10.1% 13.5%
- PNFP pro forma rank in peer group 50th Percentile 18th Percentile

Looking Forward

Management’s focus for 2Q12:
Against the headwinds
•
Increasing lending opportunities
•
Core funding growth and reduced funding costs
•
Continued expansion of margin and net interest income
•
Continued improvement in asset quality metrics

Supplemental Information Wunderlich Securities Bank Forum Terry Turner, President and CEO Harold Carpenter, EVP and CFO Memphis, Tennessee May 17, 2012

Supplemental Information 33 • Asset Quality 34 • Balance Sheet 48 • Income Statement 52 • Economic Conditions 57 Chart

Supplemental Information Asset Quality 34

Comparison of 1Q12 to 4Q11, 1Q11 and 1Q10
Loan Categories

Amts.
1Q12
%’s
1Q12
Amts.
4Q11
%’s
4Q11
Amts.
1Q11
%’s
1Q11
Amts.
1Q10
%’s
1Q10
C&D and Land $281.6 8.4% $274.2 8.3% $300.7 9.3% $486.3 14.0%
Consumer RE 688.8 20.6% 695.8 21.1% 698.7 21.7% 730.2 21.0%
CRE – Owner Occ. 590.4 17.7% 582.0 17.7% 546.4 17.0% 545.6 15.7%
CRE – Investment 491.7 14.7% 481.2 14.6% 509.7 15.8% 547.3 15.7%
Other RE loans 41.6 1.3% 47.8 1.5% 46.4 1.5% 51.4 1.4%
Total real estate 2,094.1 62.7% 2,081.0 63.2% 2,101.9 65.3% 2,360.8 67.8%
C&I 1,180.6 35.4% 1,145.7 34.8% 1,047.7 32.6% 1,033.0 29.7%
Other loans 63.2 1.9% 64.7 2.0% 67.8 2.1% 87.2 2.5%
Total loans $3,337.9 100.0% $3,291.4 100.0% $3,217.4 100.0% $3,481.0 100.0%

(*) as a percentage of total loans
Construction and Land Categories

Comparison of 1Q12 to 4Q11, 1Q11 and 1Q10
Amts.
1Q12
%’s(*)
1Q12
Amts.
4Q11
%’s(*)
4Q11
Amts.
1Q11
%’s(*)
1Q11
Amts.
1Q10
%’s(*)
1Q10
Residential – Spec $ 13.5 0.4% $ 12.4 0.4% $ 17.0 0.5% $ 39.0 1.1%
Residential  – Custom 9.7 0.3% 8.5 0.3% 11.0 0.4% 18.8 0.5%
Residential  – Condo 5.9 0.2% 5.8 0.2% 19.9 0.6% 37.9 1.1%
Commercial Construct. 85.7 2.6% 74.6 2.3% 39.7 1.2% 57.5 1.6%
Land Dev– Residential 64.0 1.9% 71.1 2.1% 97.5 3.0% 173.1 5.1%
Land Dev – Commercial 83.1 2.5% 83.5 2.5% 99.8 3.1% 124.9 3.6%
Land – Unspecified 19.7 0.5% 18.3 0.5% 15.8 0.5% 35.1 1.0%
Total C&D $ 281.6 8.4% $ 274.2 8.3% $ 300.7 9.3% $ 486.3 14.0%

Construction and Land Categories

• At March 31, 2012 almost 22.4% of C&D book managed by Special Asset Group personnel, compared to
40.0% at March 31, 2011.
• Almost 36.5%  and 44.8% at March 31, 2012 and 2011, respectively, of land categories managed by SAG.
Total
Portfolio
1Q12
Total
Portfolio
4Q11
Total
Portfolio
1Q11
NPLs
1Q12
NPLs
4Q11
NPLs
1Q11
Performing
Criticized
1Q12
Performing
Criticized
4Q11
Performing
Criticized
1Q11
Residential –
Spec
$ 13.5 $ 12.4 $ 17.0 $ 0.0 $ 0.0 $ 0.7 $1.7 $2.3 $6.6
Residential  –
Custom
9.7 8.5 11.0 0.0 0.0 0.0 0.0 0.0 0.2
Residential  –
Condo
5.9 5.8 19.9 0.0 0.0 7.7 0.5 0.5 1.2
Commercial
Construct.
85.7 74.6 39.7 0.0 0.6 0.0 0.0 0.0 8.4
Land Dev–
Residential
64.0 71.1 97.5 2.2 8.9 14.5 22.4 20.3 34.2
Land Dev –
Commercial
83.1 83.5 99.8 3.4 3.0 13.7 30.9 31.6 30.5
Land –
Unspecified
19.7 18.3 15.8 1.4 0.5 0.4 0.7 1.8 2.1
Total C&D $ 281.6 $ 274.2 $ 300.7 $ 7.0 $ 13.0 $ 37.0 $ 56.2 $ 56.5 $ 83.2
As a percentage of total C&D loans 2.5% 4.7% 12.3% 19.9% 20.6% 27.7%

Construction and Land Categories
Analysis of Pass-rated AC&D loans
• Pass rated credits have minimal past dues. Avg. ticket size of about
$445,000.

Pass
rated
1Q12 (*)
Pass
rated
4Q11 (*)
Pass
rated
1Q11 (*)
Past due
1Q12
Past due
4Q11
Past due
1Q11
Pass to
Fail
During
1Q12
Pass to
Fail
During
4Q11
Pass to
Fail
During
1Q11
Residential – Spec $  11.8
87.41%
$  10.0
80.65%
$  9.6
56.47%
$  - $  - $  - $   - $   - $   -
Resi.  – Custom 9.7
100.00%
8.5
100.00%
10.9
99.09%
- - - - - -
Resi.  – Condo 5.4
91.53%
5.3
91.38%
11.0
55.28%
- - - - - -
Commercial Constr. 85.7
100.00%
74.1
99.33%
31.3
78.84%
- - - - - -
Land Dev– Resi. 39.4
61.56%
42.0
59.07%
48.9
50.15%
- - 0.3 - 0.2 0.8
Land Dev – Comm. 48.9
58.84%
49.0
58.68%
55.6
55.71%
- - 0.1 - 7.6 0.9
Land – Unspecified 17.7
89.85%
16.1
87.98%
13.3
84.18%
0.1 - 0.1 - - -
Total C&D $218.6
77.62%
$205.0
74.76%
$180.6
60.06%
$  0.1 $  - $  0.5 $  - $  7.8 $  1.7
(*) Percentages represent pass rated to total balances for each category

Potential Problem loans/Total loans
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.30%
7.24%
7.18%
8.63%
9.30%
8.23%
6.95%
5.31%
4.62%
4.04%
3.96%
3.78%
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

Pinnacle FINANCIAL PARTNERS

Potential Problem loans/Total loans
10.0%
9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
4.30%
7.24%
7.18%
8.63%
9.30%
8.23%
6.95%
5.31%
4.62%
4.04%
3.96%
3.78%
2Q09
3Q09
4Q09
1Q10
2Q10
3Q10
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

Pinnacle
FINANCIAL PARTNERS

Potential Problem Loans Continue to Decline

Aggressively Dealing with Credit Issues
Note:  Classified loans (or loans with a credit weakness) that continue to accrue interest are considered potential problem loans.

Aggressively Dealing with Credit Issues
Classified Assets Decrease in 1Q12
Balances
March 31, 2012
(dollars
in thousands)
Balances
Dec. 31, 2011
(dollars
in thousands)
Balances
March 31, 2011
(dollars
in thousands)
Balances
March 31, 2009
(dollars
in thousands)
Classified loans and ORE:
- Substandard commercial loans $    179,040    $    197,581 $    255,990 $    122,227
- Doubtful commercial loans 587 1,193 3,171 256
- Other impaired loans 3,185 2,875 3,090 -
- 90 days past due and accruing (*) 821 858 1,151 3,871
- Other real estate 34,019 39,714 56,000 19,817
- Other repossessed assets 3 26 788 150
Total $    217,655    $    242,247 $    320,190 $    146,321
(*)  Includes loans 90 days past due and accruing not included elsewhere

(*) Uniform Bank Performance Report (Insured Commercial Banks with assets above $3 billion)
NPLs Continue to Decline Ahead of Peers

Nonperforming Loan Trends
NPLs Expressed as a % of Total Loans within Category
PNFP
NPLs and
> 90 days
1Q12
PNFP
NPLs and
> 90 days
4Q11
PNFP
NPLs and
> 90 days
1Q2011
Peer
NPLs and
> 90 days
(*)
4Q11
Const. and land development 2.48% 4.73% 12.30% 8.42%
CRE – Owner Occupied 2.02% 1.16% 1.76% 2.26%
CRE – Investment 1.04% 0.55% 0.04% 2.31%
Total real estate 1.72% 1.71% 2.90% 3.04%
C&I 0.61% 1.09% 1.51% 1.29%
Total loans 1.31% 1.48% 2.41% 2.23%

Nonperforming Loans

•
Largest NPLs
•
#1  - $3.8 million owner occupied commercial real estate
•
#2  - $3.4 million consumer real estate
•
#3  - $2.9 million commercial land development
•
#4  - $2.2 million consumer real estate
•
#5  - $1.7 million C&I
•
Top five represent 32.9% of NPL balances at March 31, 2012
•
Approximately 90 accounts make up remaining NPLs

Aggressively Dealing with Credit Issues
ORE is 44.3% of NPAs with Resolution in Bank’s Control
Balances
March 31, 2012
(dollars in thousands)
Fair value as a %
of book value*
Average
Appraisal Age in
Months
ORE categories:
New home construction/condo’s $      371 140.1% 6.98
Developed lots 6,419 138.2% 4.27
Undeveloped land 20,527 133.2% 3.95
Other 6,701 116.6% 4.10
Total ORE $ 34,018 131.0% 4.25
Average age of ORE remains low at 11.6 months
Largest ORE balance - $3.9M
$4.4 million in contracts at April 17, 2012
* Excludes costs to sell

$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
Foreclosures (000's)
$24,133
$4,575
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

➢

Pinnacle
FINANCIAL PARTNERS

Foreclosures (000's)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$24,133
$4,575
4Q10
1Q11
2Q11
3Q11
4Q11
1Q12

Pinnacle Financial Partners

Aggressively Dealing with Credit Issues Q2 2012 foreclosures estimated at $6.0M 44 Foreclosure pace slowing significantly

OREO Properties

•
Largest OREO Properties:
•
#1  - $3.9 million mixed-use development
•
#2  - $3.2 million residential development
•
#3  - $2.2 million residential development
•
#4  - $1.8 million residential development
•
#5  - $1.8 million residential developments
•
These balances make up 38% of the total OREO book at
March 31, 2012

Land Loan and Land Related ORE Locations > $250,000 properties, approx. $177.9 mm balances 46 86.2% 9.4% 4.4% Middle TN East TN Other

Net Charge-off’s

•
Largest Charge-offs During 1Q12
•
#1 - $0.9 million construction & land development
•
#2 - $0.5 million C&I
•
#3 - $0.3 million commercial real estate
•
#4 - $0.3 million C&I
•
#5 - $0.3 million C&I
•
These credits make up 62% of net charge offs for 1Q12

Balance Sheet Supplemental Information 48

Building Core Earnings Capacity

Funding is Almost Exclusively Relationship Based
3/31/2012 Percent 12/31/2011 Percent
Core Funding:
Non-interest bearing deposit accounts 756,909               18.70% 717,379             17.46%
Interest-bearing deposit accounts 694,755               17.17% 637,203             15.51%
Money Market accounts 1,497,843           37.01% 1,585,260          38.58%
Time deposits less than $250,000 464,994               11.49% 501,705             12.21%
Total Core Funding 3,414,501           84.37% 3,441,547          83.75%
Non-core funding:
Relationship based non-core funding:
Time deposits greater than $250,000
Reciprocating time deposits 95,028                 2.35% 108,507             2.64%
Other time deposits 95,802                 2.37% 104,284             2.54%
Securities sold under agreements to repurchase 118,089               2.92% 131,591             3.20%
Total relationship based non-core funding 308,919               7.63% 344,382             8.38%
Wholesale funding:
Time deposits greater than $250,000
Public funds -                         0.00% -                       0.00%
Brokered deposits -                         0.00% -                       0.00%
FHLB advances 226,032               5.59% 226,069             5.50%
Federal funds purchased -                         0.00% -                       0.00%
Subordinated debt 97,476                 2.41% 97,476                2.37%
Total wholesale funding 323,508               7.99% 323,545             7.87%
Total non-core funding 632,427               15.63% 667,927             16.25%
Totals 4,046,928           100.00% 4,109,474          100.00%

Treasuries
0.0%
Corporates
1.3%
Agency
Notes
2.5%
Municipals
23.2%
MBS pass
thrus
63.8%
Agency
CMOs
9.2%

Pinnacle
FINANCIAL PARTNERS

Treasuries
0.0%
Corporates
1.3%
Agency
Notes
2.5%
Municipals
23.2%
MBS pass
thrus
63.8%
Agency
CMOs
9.2%

Conservative bond portfolio
Investment Portfolio
As of March 31, 2012

Average yield on bond
portfolio = 3.30%  (TEY)
Average life = 4.34 years
Effective Duration = 2.70%
(millions)
MTD QTD
Purchases      $ 15.0 $ 18.0
Sales ($ 14.4) ($ 14.4)
Mat/Calls ($   7.7)   ($ 13.0)
Pre-pays ($ 14.5)   ($ 44.6)

Municipal portfolio
Investment Portfolio

Location # of Issuances Balances %
Tennessee 82 $43,939 22.4%
Florida - - 0.0%
California 4 1,544 0.8%
Nevada - - 0.0%
Michigan 14 6,236 3.2%
Illinois 18 14,446 7.4%
Other – 30 states 197 130,100 66.2%
Totals 315 $196,265 100.0%
As of March 31, 2012
Municipal Bond Portfolio Statistics
1Q12 1Q11
Weighted Average Life 5.9 years 7.7 years
% State Agency  Holdings 4.80% 5.80%
Tax equivalent yield 4.90% 4.89%
FMV as % of Cost 107.10% 102.30%
All municipals are “A” rated or better.

Income Statement Supplemental Information 52

Building Core Earnings Capacity
Noninterest Income
1Q12 4Q11 3Q11 2Q11 1Q11
Service charges $ 2,324 $ 2,291 $ 2,362 $ 2,330 $ 2,261
Investment services 1,581 1,402 1,699 1,637 1,508
Insurance commissions 1,288 944 1,002 1,004 1,049
Net gains on mortgage loan sales 1,494 1,461 1,295 789 610
Trust fees 767 746 754 770 730
Other:
Securities gains (losses) 114 133 377 610 (159)
Other 2,323 2,750 2,591 2,668 2,325
Total noninterest income $ 9,890 $ 9,727 $10,080 $ 9,809 $ 8,324
Less: Securities (gains) losses
(113) (133) (377) (610) 159
Core noninterest income $ 9,777 $ 9,594 $ 9,703 $ 9,199 $ 8,483

Building Core Earnings Capacity
First quarter expenses in line with expectations
1Q12 4Q11 3Q11 2Q11 1Q11
Salaries and benefits $17,762 $16,230 $15,951 $15,870 $16,985
Incentive expense 2,031 2,733 3,065 2,654 938
Equipment and occupancy 4,374 4,977 4,943 5,060 5,007
Other real estate owned 4,676 4,193 5,079 3,826 4,334
Marketing and BD 785 1,032 751 766 754
Supplies and postage 563 576 509 545 490
Intangible amortization 686 716 715 716 716
Other expenses 4,943 3,917 4,663 4,921 5,477
Total noninterest expense $35,820 $34,374 $35,675 $34,357 $34,701
Efficiency ratio 72.4% 70.1% 73.7% 72.2% 78.3%
Total noninterest expense –
excluding other real estate
$31,144 $30,181 $30,597 $30,532 $30,367
Efficiency ratio, excl. ORE and
securities gains
63.0% 61.6% 63.2% 64.1% 68.5%

Non-GAAP Financial Measures – Net Interest Margin –

1Q12 4Q11 3Q11 2Q11 1Q11
Avg. net earning assets $4,316,973 $4,347,352 $4,308,710 $4,347,552 $4,387,331
Net interest income $39,504 $39,293 $38,356 $37,795 $36,020
Impact of tax exempt
instruments
0.06% 0.06% 0.07% 0.06% 0.07%
Net interest margin 3.74% 3.65% 3.60% 3.55% 3.40%
Impact from reduced NPL’s  ** $318 $591 $814 $850 $1,031
Quarterly interest reversals
from new NPLs **
$155 $271 $279 $225 $481
Net interest margin with
negative impact of NPL’s
$39,977 $40,155 $39,449 $38,869 $37,533
NIM excluding NPL Impact 3.79% 3.73% 3.70% 3.65% 3.54%
** Assumes a 1.50% limitation for NPL’s and ORE to Total loans and ORE, that resulting earning assets earn at the average earning asset yield for each quarter and considers aggregate amount of interest reversals for loans placed on nonaccrual during quarter are reversed.

1Q12	4Q11	3Q11	2Q11	1Q11
Net interest income	$39,504	$39,293	$38,356	$37,795	$36,020
Total non-interest income	$9,949	$9,727	$10,080	$9,809	$8,324
Less: Securities (gains) losses	(113)	(133)	(377)	(610)	159
Non-interest income, excluding securities gains	$9,836	$9,594	$9,703	$9,199	$8,483
Total non-interest expense	$35,820	$34,374	$35,676	$34,357	$34,701
Less: ORE expenses	(4,676)	(4,193)	(5,079)	(3,826)	(4,334)
Non-Interest expense, excluding ORE	$31,144	$30,181	$30,597	$30,532	$30,367
Adjusted pre-tax pre-provision income	$18,197	$18,706	$17,462	$16,463	$14,136
Efficiency ratio, excl. ORE and securities gains	*63.0%*	*61.6%*	*63.2%*	*64.1%*	*68.5%*

Pinnacle FINANCIAL PARTNERS

1Q12	4Q11	3Q11	2Q11	1Q11
Net interest income	$39,504	$39,293	$38,356	$37,795	$36,020
Total non-interest income	$9,949	$9,727	$10,080	$9,809	$8,324
Less: Securities (gains) losses	(113)	(133)	(377)	(610)	159
Non-interest income, excluding securities gains	$9,836	$9,594	$9,703	$9,199	$8,483
Total non-interest expense	$35,820	$34,374	$35,676	$34,357	$34,701
Less: ORE expenses	(4,676)	(4,193)	(5,079)	(3,826)	(4,334)
Non-Interest expense, excluding ORE	$31,144	$30,181	$30,597	$30,532	$30,367
Adjusted pre-tax pre-provision income	$18,197	$18,706	$17,462	$16,463	$14,136
Efficiency ratio, excl. ORE and securities gains	*63.0%*	*61.6%*	*63.2%*	*64.1%*	*68.5%*

Pinnacle FINANCIAL PARTNERS

Non-GAAP Financial Measures – Efficiency Ratio 56

Economic Conditions Supplemental Information 57

Unemployment Rates
Seasonally Adjusted
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Jan2004
Apr2004
Jul2004
Oct2004
Jan2005
Apr2005
Jul2005
Oct2005
Jan2006
Apr2006
Jul2006
Oct2006
Jan2007
Apr2007
Jul2007
Oct2007
Jan2008
Apr2008
Jul2008
Oct2008
Jan2009
Apr2009
Jul2009
Oct2009
Jan2010
Apr2010
Jul2010
Oct2010
Jan2011
Apr2011
Jul2011
Oct2011
Jan-12
Tennessee unemployment rate
USA Unemployment rate
Nashville unemployment rate
Knoxville unemployment rate

Pinnacle Financial Partners

Unemployment Rates
Seasonally Adjusted
12.0
10.0
8.0
6.0
4.0
2.0
0.0
Tennessee unemployment rate
USA Unemployment rate
Nashville unemployment rate
Knoxville unemployment rate
Jan2004
Apr2004
Jul2004
Oct2004
Jan2005
Apr2005
Jul2005
Oct2005
Jan2006
Apr2006
Jul2006
Oct2006
Jan2007
Apr2007
Jul2007
Oct2007
Jan2008
Apr2008
Jul2008
Oct2008
Jan2009
Apr2009
Jul2009
Oct2009
Jan2010
Apr2010
Jul2010
Oct2010
Jan2011
Apr2011
Jul2011
Oct2011
Jan-12

•
Both Nashville and
Knoxville continue to
outperform at 6.8% and
6.2%, respectively.
•
State of Tennessee
unemployment
approximates USA
unemployment.
Unemployment Trends

Source: BERC – Middle Tennessee State University & Bureau of Labor Statistics

Median Home Prices
$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
Monthly Closings
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12

Inventory
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
Months of Inventory
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
-
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12

Pinnacle
FINANCIAL PARTNERS

Median Home Prices
Monthly Closings
$220,000
$200,000
$180,000
$160,000
$140,000
$120,000
$100,000
3,500
3,000
2,500
2,000
1,500
1,000
500
0
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12

Inventory
Months of Inventory
18,000
16,000
14,000
12,000
10,000
8,000
6,000
4,000
2,000
0
18.00
16.00
14.00
12.00
10.00
8.00
6.00
4.00
2.00
Jan-06
Apr-06
Jul-06
Oct-06
Jan-07
Apr-07
Jul-07
Oct-07
Jan-08
Apr-08
Jul-08
Oct-08
Jan-09
Apr-09
Jul-09
Oct-09
Jan-10
Apr-10
Jul-10
Oct-10
Jan-11
Apr-11
Jul-11
Oct-11
Jan-12

Pinnacle FINANCIAL PARTNERS

Nashville Residential Real Estate Market

Source: GNAR.org – Residential home activity through 3/12
(*) Months of Inventory calculated by dividing month end inventory by monthly closings
Nashville’s Real Estate Market Continues to Improve
1Q 2012 1Q 2011 % Change
Avg. Qtrly.
Median Home
Price
$161,967 $166,800 (2.9%)
Quarterly
Closings
3,959 3,283 20.6%
Quarter end
Inventory
11,787 13,465 (12.5%)
Months of
Inventory (*)
7.4 9.5 (22.3%)

$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Apr 1996
Jan 1997
Oct 1997
Jul 1998
Apr 1999
Jan 2000
Oct 2000
Jul 2001
Apr 2002
Jan 2003
Oct 2003
Jul 2004
Apr 2005
Jan 2006
Oct 2006
Jul 2007
Apr 2008
Jan 2009
Oct 2009
Jul 2010
Apr 2011
Jan 2012
US
Atlanta Metro
Baltimore Metro
Boston Metro
Charlotte Metro
Chicago Metro
Dallas-Fort Worth Metro
Detroit Metro
Las Vegas Metro
Los Angeles Metro
Memphis Metro
Miami-Fort Lauderdale Metro
Minneapolis-St Paul Metro
New Orleans Metro
New York Metro
Orlando Metro
Philadelphia Metro
Phoenix Metro
San Diego Metro
San Francisco Metro
Seattle Metro
St. Louis Metro
Washington Metro
Knoxville Metro
Nashville Metro

Pinnacle FINANCIAL PARTNERS

$800,000
$700,000
$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
Apr 1996
Jan 1997
Oct 1997
Jul 1998
Apr 1999
Jan 2000
Oct 2000
Jul 2001
Apr 2002
Jan 2003
Oct 2003
Jul 2004
Apr 2005
Jan 2006
Oct 2006
Jul 2007
Apr 2008
Jan 2009
Oct 2009
Jul 2010
Apr 2011
Jan 2012
US
Atlanta Metro
Baltimore Metro
Boston Metro
Charlotte Metro
Chicago Metro
Dallas-Fort Worth Metro
Detroit Metro
Las Vegas Metro
Los Angeles Metro
Memphis Metro
Miami-Fort Lauderdale Metro
Minneapolis-St Paul Metro
New Orleans Metro
New York Metro
Orlando Metro
Philadelphia Metro
Phoenix Metro
San Diego Metro
San Francisco Metro
Seattle Metro
St. Louis Metro
Washington Metro
Knoxville Metro
Nashville Metro

Pinnacle FINANCIAL PARTNERS

• Zillow.com Home Value
Index (i.e., “Zestimate”)
trends 1/2000 thru
2/2012 for single family
homes.
• Chart compares volatility
in home prices in
Nashville and Knoxville to
select other US markets.
• As we have mentioned
numerous times, similar
to many other smaller
markets, Nashville and
Knoxville did not
experience the volatility in
home prices that other
larger markets
experienced.
Residential Real Estate Trends

Source: Zillow.com – Zestimate - a calculation from Zillow.com representing median home prices for various markets.

PNFP CRE Portfolio
Retail
15.7%
Office
8.5%
Warehouse
8.5%
Own/Occ
52.5%
Other
14.8%

PNFP CRE Portfolio
Retail
15.7%
Office
8.5%
Warehouse
8.5%
Own/Occ
52.5%
Other
14.8%

Vacancy Rates
*Costar
**REIS
*** 12/31/11
Commercial Real Estate

Nashville CRE
Vacancy Rates
National CRE
Vacancy Rates
Q1
2012(*)
YE 2011 (*) YE 2010 (*) YE 2009
(**)
YE 2008
(**)
YE 2007
(**)
Q1
2012 (*)
Industrial /
Warehouse
10.0% 10.1% 10.2% 10.6% 9.6% 8.9% 9.4%
Multifamily 7.2(***) 6.6% 6.7% 9.6% 7.6% 5.2% 6.6%(***)
Retail 7.1% 7.3% 6.7% 8.1% 6.3% 7.0% 6.9%
Office 9.6% 9.7% 10.6% 12.7% 10.5% 10.5% 12.3%

Wunderlich Securities Bank Forum Terry Turner, President and CEO Harold Carpenter, EVP and CFO Memphis, Tennessee May 17, 2012